UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2010

WINSCON ELECTRONICS CO. LTD.

 (Exact name of small business issuer as specified in its charter)

Delaware                                      333-127170                                     98-0476582

          (State or other Jurisdiction                  (Commission File Number)           (IRS Employer Identification

of incorporation)                                                                                           Number)

3950 Worthview Place

Mississauga, Ontario, CANADA L5N 6S7

(Address of principal executive offices, including zip code)

(905) 824-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On January 6, 2010, the Winscon Electronics Co. Ltd. Board of Directors passed a resolution authorizing the issuance of 400,000 non-convertible preferred shares via written consent in lieu of a meeting pursuant to the provisions of the Bylaws of the Corporation. The Board of Directors further resolved that each preferred share held carries voting rights equivalent to fifty (50) votes. The Board of Directors further resolved that the preferred shares should remain as non-certificated, book entry ownership. There is no general affect upon the rights of holders of such securities and there has been no change in control of the registrant due to the issuance of the non-convertible preferred shares

______________________________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2010                                            Nitar Tech Corp.

                                                                                /S/    Luiz A. Brasil

                                                                               ________________________________

                                                                               Luiz A. Brasil, President

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